EXHIBIT 10.4

                                  SECOND AMENDMENT

                                        TO

                             FACILITIES LEASE AGREEMENT

                                      between

                              BRAZOS RIVER LEASING L.P.

                                       and

                   DIAMOND SHAMROCK REFINING AND MARKETING COMPANY

                             Dated as of April 23, 1994



     This Second Amendment to Facilities Lease Agreement has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. ______. To the extent, if any, that this Second Amendment to Facilities Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Second Amendment to Facilities Lease Agreement may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.


                    SECOND AMENDMENT TO FACILITIES LEASE AGREEMENT


     This Second Amendment to Facilities Lease Agreement is made and entered into as of April 23, 1994, by and between BRAZOS RIVER LEASING L.P. ("Brazos") and DIAMOND SHAMROCK REFINING AND MARKETING COMPANY ("Diamond Shamrock R & M").

                                W I T N E S S E T H:

     WHEREAS, Brazos and Diamond Shamrock R & M have heretofore entered into a Facilities Lease Agreement, dated as of April 23, 1992 (as amended by the First Amendment to Facilities Lease Agreement dated as of August 1, 1992, referred to herein together as the "Facilities Lease Agreement"); and

     WHEREAS, Brazos and Diamond Shamrock R & M desire to amend the Facilities Lease Agreement to extend the lease term and to otherwise set forth their mutual agreement; and

     WHEREAS, Brazos and Diamond Shamrock R & M agree that the provisions of this amendment shall apply, to the extent provided by law, to each Facility hereafter leased by Brazos under the Facilities Lease Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Diamond Shamrock R & M agree that the Facilities Lease Agreement is hereby amended as follows:

     1. Section 5.01 of the Facilities Lease Agreement is hereby amended by deleting the reference to "five years" and inserting in lieu thereof "seven years".

     2. Section 5.03 of the Facilities Lease Agreement is hereby amended by deleting the reference to "2007" and inserting in lieu thereof "2009".

     3. Brazos and Diamond Shamrock R & M agree that this Second Amendment to Facilities Lease Agreement shall not be effective until the approvals required by Section 9.01 of the Credit Agreement have been obtained as evidenced by the execution of Amendment No. 2 by the necessary parties under the Credit Agreement.

     4. Defined terms used in this Second Amendment to Facilities Lease Agreement and not otherwise defined herein have the meanings ascribed to those terms in the Facilities Lease Agreement.

     IN WITNESS WHEREOF, Brazos and Diamond Shamrock R & M have caused this Second Amendment to Facilities Lease Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                        BRAZOS RIVER LEASING L.P.

                                        By:  Headwater Investments L.P.,
                                             its General Partner

                                             By:  Headwater Holdings, Inc.,
                                                  its General Partner


                                             By:___________________________
                                                  Gregory C. Greene,
                                                     President


                                        DIAMOND SHAMROCK REFINING AND
                                             MARKETING COMPANY



                                        By: /s/ R.C. BECKER
                                        Name:   R.C. Becker
                                        Title:  Vice President and
                                                  Treasurer